THE ALGER FUNDS
Alger Small Cap Focus Fund
(the “Fund”)
Supplement dated May 10, 2022 to the Fund’s
Class A and Class C Prospectus dated March 1, 2022
as amended and supplemented to date
Effective immediately, the following changes are made to the Fund’s Class A and Class C Prospectus:
The tables in the section of the Fund’s Prospectus entitled “Summary Sections—Alger Small Cap Focus Fund—Fund Fees and Expenses” are deleted in their entirety, with respect to Class A Shares only, and replaced with the following:
Shareholder Fees
(fees paid directly from your investment)

Class A
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None*
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Advisory Fees	.75%
Distribution and/or Service (12b‑1) Fees	.25%
Other Expenses**	.30%

Total Annual Fund Operating Expenses	1.30%

*	Purchases of $1 million or more of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.
**	Other Expenses have been restated to reflect current fees.
The table in the section of the Fund’s Prospectus entitled “Summary Sections—Alger Small Cap Focus Fund—Example” is deleted in its entirety, with respect to Class A Shares only, and replaced with the following:

	1 Year	3 Years	5 Years	10 Years

Class A	$650	$915	$1,200	$2,010
The table in the section of the Fund’s Prospectus entitled “Hypothetical Investment and Expense Information—Alger Small Cap Focus Fund” is deleted in its entirety, with respect to Class A Shares only, and replaced with the following:

Class A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Expense Ratio	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%

Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%

Cumulative Net Return	-1.55%	2.09%	5.87%	9.79%	13.85%	18.06%	22.43%	26.96%	31.66%	36.53%

End Investment Balance	$9,826	$10,189	$10,566	$10,957	$11,362	$11,783	$12,219	$12,671	$13,140	$13,626

Annual Expense	$650	$130	$135	$140	$145	$150	$156	$162	$168	$174
The sections of the Fund’s Prospectus entitled “Summary Sections—Alger Small Cap Focus Fund—Principal Risks” is deleted in its entirety and replaced with the following:
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Small Cap Securities Risk – There may be greater risk in investing in companies with small market capitalizations rather than larger, more established companies owing to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Concentration Risk – By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

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Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.

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Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.

Cash Position Risk – At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

S-SmallFocusAC 51022
S‑TAF Retail 51022